EXHIBIT NO. 21.1

The X-Change Corporation
File No.  000-53132
Form 10-K
For the year ended December 31, 2011

                              LIST OF SUBSIDIARIES

Caballo Blanco Communications, Ltd.
PolySilicon, Inc.